UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

ZAMBA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

41-1636021

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

0-22718
(Commission File No.)

3033 Excelsior Blvd, Suite 200, Minneapolis, Minnesota 55416
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 832-9800

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

None.

(b) Pro forma Financial Statements

None.

(c) Exhibits

Exhibit No.	Document
99.1	Press Release dated April 24, 2003, announcing earnings for the fiscal quarter ended March 31, 2003, of Zamba Corporation

Item 9.	Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 9 and Item 12, Results of Operations and Financial Condition).

The following information is being furnished under Items 9 and 12 of Form 8-K, pursuant to interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

On April 24, 2003, Zamba Corporation (“Zamba”) announced earnings for the fiscal quarter ended March 31, 2003.  A copy of the Press Release issued by Zamba in connection with this Report on Form 8-K under Item 12 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zamba Corporation

	By:	/s/ Ian L. Nemerov
Ian L. Nemerov
Secretary and General Counsel

Dated: April 25, 2003

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated April 24, 2003, announcing earnings for the fiscal quarter ended March 31, 2003, of Zamba Corporation